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                                                                    EXHIBIT 10.6

                                 FIRST AMENDMENT

     FIRST AMENDMENT, dated as of June 20, 2001 (this "Amendment"), to the Credit Agreement, dated as of May 22, 2001 (as further amended, supplemented or modified from time to time, the "Credit Agreement"), among Integrated Electrical Services, Inc., a Delaware corporation (the "Borrower"), certain financial institutions which are or may become parties thereto (the "Banks"), Credit Lyonnais and The Bank of Nova Scotia, as syndications agents, Toronto Dominion (Texas), Inc., as documentation agent, and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent").

                                   WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

     WHEREAS, the Borrower has requested that the Administrative Agent and the Banks amend a certain provision of the Credit Agreement; and

     WHEREAS, the Administrative Agent and the Banks are willing to agree to the requested amendment on the terms and conditions contained herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

     II. Amendment to the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Interest Hedge Agreements" in its entirety and by substituting, in lieu thereof, the following: "Interest Hedge Agreements" means any swap, hedge, cap, collar, or similar arrangement between the Borrower and any Bank (or any Affiliate of any Bank).

     III. Conditions to Effectiveness. This Amendment shall become effective on the date on which this Amendment shall have been executed by the Borrower, the Administrative Agent and the Majority Banks.

     IV. General.

     1. Representations and Warranties. The representations and warranties made by the Borrower in the Credit Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, and no Default or Event of Default has occurred and is continuing.

     2. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     3. No Other Amendments. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Administrative

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Agent and/or the Banks. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     4. Governing Law; Counterparts. (A) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       BORROWER:

                                       INTEGRATED ELECTRICAL SERVICES, INC.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       ADMINISTRATIVE AGENT:

                                       THE CHASE MANHATTAN BANK, as
                                            Administrative Agent

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       BANKS:

                                       THE CHASE MANHATTAN BANK

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

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                                       CREDIT LYONNAIS, NEW YORK BRANCH,
                                          as Syndication Agent and as a Bank

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       THE BANK OF NOVA SCOTIA,
                                          as Syndication Agent and as a Bank

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       TORONTO DOMINION (TEXAS), INC.,
                                          as Documentation Agent and as a Bank

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       BANK OF SCOTLAND

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

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                                       FIRST BANK & TRUST

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       FIRSTAR BANK, N.A.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       MERRILL LYNCH CAPITAL CORPORATION

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       SOUTHWEST BANK OF TEXAS, N.A.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

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